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                                                                   EXHIBIT 10.14



                          REDACTED FOR CONFIDENTIALITY


                               TECHNOLOGY TRANSFER
                              AND LICENSE AGREEMENT

This Technology Transfer and License Agreement ("Agreement") is entered into as of May 20, 1999 (the "Effective Date"), by and between Chartered Semiconductor Manufacturing LTD ("CSM"), a Singapore Corporation, with principal offices located at 60 Woodlands Industrial Park D, Street 2, Singapore 738406, Chartered Silicon Partners PTE LTD ("CSP"), a Singapore Corporation, with principal offices located at 60 Woodlands Industrial Park D, Street 2, Singapore 738406, and Motorola, Inc. ("Motorola"), a Delaware corporation, with principal offices located at 1303 East Algonquin Road, Schaumburg, Illinois 60196.

                                    RECITALS

Whereas, Motorola is a manufacturer of silicon semiconductor devices and has developed and will further develop, independently and with others, state of the art manufacturing process technologies known as the HiperMOS processes.

Whereas CSM and CSP are manufacturers of silicon semiconductor devices and desire to license and utilize the HiperMOS processes developed and to be developed by Motorola independently and with others.

Whereas, the companies believe that entering into this Agreement will provide value for each company and their respective customers by increasing the likelihood of acceptance and success of the HiperMOS processes, leveraging the capital costs required, and increasing the quantity and quality of product offerings available from each company.

Now, therefore, in consideration of the rights and obligations set forth in this Agreement, the parties agree as follows:

                                    AGREEMENT

1.    Definitions

      1.1 "Acquired Party" means a party to this Agreement that undergoes a Change of Control.

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      1.2   "Acquiring Party" means the person or entity that acquires fifty percent (50%) or more of the outstanding voting securities of a party to this Agreement, such that the party being acquired undergoes a Change of Control.

      1.3 "Change of Control" means the acquisition by a single legal entity or natural person of fifty percent (50%) or more of the outstanding securities of a party entitled to vote for the board of directors of such party.

      1.4 "Confidential Information" means any information disclosed by a party (the "Disclosing Party") to the another party (the "Receiving Party") pursuant to this Agreement in a context which would cause a reasonable person to believe the information is intended to be treated as confidential, including but not limited to, documents expressly designated as confidential, and information related to any party's manufacturing processes, products, employees, facilities, equipment, security systems, information systems, finances, product plans, marketing plans, suppliers, or distributors; provided, however that "Confidential Information" shall not include information that: (i) is now available or becomes available to the public without breach of this Agreement; (ii) is explicitly approved for release by written authorization of the Disclosing Party; (iii) is lawfully obtained from a third party or parties without a duty of confidentiality; (iv) is disclosed to a third party by the Disclosing Party without a duty of confidentiality; (v) is known to the Receiving Party prior to disclosure; or (vi) is at any time developed by the Receiving Party independently of any such disclosure(s) from the Disclosing Party.

      1.5 "CSM Technology" means technology developed solely and/or owned solely by CSM and all solely owned intellectual property pertaining thereto.

      1.6 "CSP Technology" means technology developed solely and/or owned solely by CSP and all solely owned intellectual property pertaining thereto.

      1.7 "Derivative Process" means a semiconductor fabrication process, other than Logic Process Technologies which incorporates,


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            modifies or uses steps or elements developed for and/or utilized in
            Logic Process Technologies.

      1.8 "Dual Gate Oxide Module" means a Process Module enabling the integration of a dual thickness gate oxide layer onto a single semiconductor chip.

      1.9 "Improvement" means a change or addition to a process which improves or modifies it in some manner, including but not limited to increasing manufacturing throughput, increasing the performance, quality or yield of devices manufactured using the process, decreasing the cost of utilizing the process, or enabling the use of different materials; provided, however, that a change or addition will constitute an Improvement only if the process after such Improvement still fits within the definition for that process (e.g., HIP5L, HIP6L or HIP7L) set forth in this Agreement. For the purposes of this Agreement, same generation process shrinks shall be considered an Improvement but an Improvement shall not include a Process Module.

      1.10 "Intellectual Property" means all intellectual property including but not limited to copyrights, trade secrets, and know how but specifically excluding patents.

      1.11 "IP Expenses" are fees, costs, or other charges related to securing and maintaining intellectual property rights (including patent rights) other than IP Fees and Translation Expenses.

      1.12 "IP Fees" are fees or other charges required to be paid to a governmental agency, governmental office, or other governmental entity to secure and maintain intellectual property rights (including patent rights) and include filing fees, registration fees, issue fees, maintenance fees, annual taxes, and annuities.

      1.13 "Joint Technology" means: (i) with respect to copyrightable material or work subject to protection under Chapter 9 of Title 17 of the U.S. Code (Semiconductor Chip Protection Act), such material or work qualifies as a "joint work" under 17 U.S.C. Section 101; (ii) with respect to inventions subject to patent protection, employees of at least two parties to this Agreement were "joint inventors" of such invention under 35 U.S.C. Section


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            116; and (iii) with respect to matter subject to trade secret protection, at least two parties to this Agreement made substantial contributions to such matter. Where a product or process consists of multiple parts, elements or steps, each of which is capable of being subject to a claim of ownership, each such part, element or step will be analyzed separately to determine if it constitutes Joint Technology.

      1.14 "Logic Process Technologies" means collectively HIP5L, HIP6L, and HIP7L and "Logic Process Technology" means singularly HIP5L, HIP6L, and HIP7L, including the Dual Gate Oxide Module (as it becomes available) as are defined generally below and are defined more specifically in documents for each Logic Process Technology set forth in Appendix A1. Appendix A2 is solely for the purpose of transfer verification, and shall not be used in the interpretation of this Section nor for any purposes other than determining whether Motorola has met its obligations to transfer a Logic Process Technology. Appendices A1 and A2 will be updated as necessary to include documents to specifically describe each new Logic Process Technology as it is developed.

            (a) "HIP5L" means a high performance copper interconnect logic process for manufacturing logic devices based on 0.22 micron general design rules with a nominal Lpoly/Leff of 0.15 micron.

            (b) "HIP6L" means a high performance copper interconnect logic process for manufacturing logic devices based on 0.18 micron general design rules with a nominal Lpoly/Leff of 0.13 micron.

            (c) "HIP7L" means a high performance copper interconnect logic process for manufacturing logic devices based on 0.12 micron general design rules with a nominal Lpoly/Leff of 0.10 micron.

      1.15 "Motorola Technology" means technology developed solely and/or owned solely by Motorola or by Motorola and others not a party to this agreement including the Logic Process Technologies and all solely owned intellectual property pertaining thereto.


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      1.16  "Net Revenue" means the gross receipts received by CSP or CSM or the full commercial value realized (as if products were sold on the open market in an arm's length transaction), whichever is greater, from the sale of products in wafer form to customers other than Motorola less any taxes, duties, freight charges, insurance, discounts, credits, commissions paid to third parties, and returns.

      1.17 "Non-Acquired Party" means a party to this Agreement when the other party undergoes a Change of Control.

      1.18 "Power PC Microprocessors" means microprocessors designed for the personal computing environment and embedded applications utilizing the industry desktop and embedded Power PC architectures and instruction sets.

      1.19 "Process Module" means a stand-alone block of process technology that is separate from but may be coupled with Logic Process Technologies and when coupled with Logic Process Technologies, enables the manufacture of products having increased functionality.

      1.20 "Specified Equipment Manufacturer(s)" means a company that is a customer of CSP or CSM, whose primary business is not the manufacture or sale of semiconductor devices, whose annual sales of semiconductor devices to the merchant market are less than one percent (1%) of such company's net sales, and whose annual net sales to the merchant market of semiconductor devices manufactured using the Logic Process Technologies do not exceed twenty five million dollars ($25,000,000.00). A company shall cease to be a Specified Equipment Manufacturer at any time that the requirements of this
            Section 1.20 are not met.

        1.21 "Subsidiary" means a corporation, company, or other entity:

            (a) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company, or other entity


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                  shall be deemed to be a Subsidiary only so long as such
                  ownership or control exists;

            (b) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company, or other entity is now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company, or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

      1.22 "Transfer Period" means the period of time beginning with the initiation of the transfer of a particular Logic Process Technology by Motorola into a single CSP fab and ending with the qualification of that particular logic Process Technology in the CSP fab.

      1.23 "Translation Expenses" are fees, costs, or other charges related to translating patent applications and copyright registrations.

      1.24 "X86 Microprocessors" means microprocessors designed for personal computers and servers compatible with X86 versions of Microsoft Corporation's Windows(R) operating systems, and utilizing the industry standard X86 architecture and instruction sets.

2.    Information Transfer

      2.1 Motorola will provide to CSP and CSM design rules (including I/O and pad modules), target library information, tool set lists, and process flows for each of the Logic Process Technologies in accordance with the schedule set forth in Appendix B or earlier if available. Motorola will further provide updates, modifications, and corrections to the design rules, target library information, tool set lists, and process flows within a reasonable time period after their initial availability. Notwithstanding the above, failure to meet the schedule set forth in Appendix B shall not be considered a breach of this Agreement. Motorola will, however, use reasonable commercial efforts to meet such schedule and if Motorola believes the schedule will not be met, will promptly


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission notify CSP and CSM and the parties will cooperate to develop a new schedule to the satisfaction of all parties and/or confer with CSP and CSM regarding possible remedies in the event that any delay significantly affects any party hereto. In the event that the tasks set forth in Appendix B are not achieved within ******************** for HIP6L or ******************** for HIP7L, then CSP or CSM may, at their option, terminate this Agreement for convenience and Section
            10.3 hereof shall apply.

            2.1.1 CSP and CSM may provide design rules, target library information, and the information set forth in Appendix F to customers and EDA tool vendors subject to the execution of confidentiality agreements having terms substantially similar to those in Appendix D between CSP or CSM and such entities. CSM and CSP may further provide the test and assembly information set forth in Rider F of Appendix F only to ST Assembly Test Services Ltd subject to the execution of a confidentiality agreement having terms substantially similar to those in Appendix D.

      2.2 Motorola, CSP, and CSM agree to discuss the possibility of the joint development of libraries for parties not subject to this Agreement. The parties hereto further agree to include Hewlett Packard Company and its successors having an ownership interest in CSP in such discussions upon request of any of the parties.

      2.3 Upon the request of CSP and CSM and reasonable notice to Motorola, Motorola will provide detailed information to CSP and CSM regarding the development status of any of the Logic Process Technologies including when Motorola believes a particular Logic Process Technology will be ready to manufacture a product for a first commercial shipment and further agrees to confer with CSM and CSP in devising methods to accelerate such first commercial shipment. Motorola will further, in good faith, consider inputs and requests relating to the development of the Logic Process Technologies provided by CSP and CSM although Motorola will not be obligated to incorporate such input or requests into the Logic Process Technologies.

3.    Technology Transfer and Technical Assistance

      3.1   In partial consideration for the amounts payable under Sections


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
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            7.2, 7.3, and 7.4 of this Agreement and no later than sixty (60)
            days after execution of this Agreement or the completion of a transfer of each particular Logic Process Technology from a Motorola research and development facility or pilot line to a Motorola production fab and qualification of the particular Logic Process Technology in that fab, Motorola will initiate the transfer of the particular Logic Process Technology to a single CSP production fab. It will be the responsibility of CSP to ensure that the CSP production fab into which the particular Logic Process Technology is being transferred is equipped in such a manner as to be compatible with the particular Logic Process Technology. The transfer will occur in a reasonable period of time and as set forth in Appendix C. The parties understand that there are significant risks associated with the transfer of a new technology and will work together to enable a smooth transfer. Motorola will have no obligation to provide any assistance in the transfer of the Logic Process Technologies to CSP or CSM facilities other than to the single CSP production fab set forth above.

      3.2 During the Transfer Period for each Logic Process Technology and at the request of CSP, Motorola will manufacture for CSP and CSM within a commercially reasonable cycle time, ************** prototype wafer ******************** wafers per month which meets mutually agreed upon electrical testing specifications. This manufacturing of the prototype wafer lots will be subject to the parties agreeing on a reasonable price therefor. CSP and CSM may use members of their transfer team for the particular Logic Process Technology to assist Motorola in its facility in the processing of such prototype wafer lots. The parties agree that it will be desireable for CSP to employ multiple CSP product reticles and/or masks in the manufacturing of the prototype wafer lots and will attempt to do so if, in the discretion of Motorola, such employ will not unreasonably hinder the development or transfer of Logic Process Technologies.


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      3.3   CSP, CSM, and Motorola will provide, without compensation or other obligation, Improvements made by them or implemented in a Logic Process Technology to each of the other parties hereto. Improvements shall be transferred to the other parties within a reasonable time after they are made.

4.    Ownership

      4.1 CSP Technology. CSP is the sole and exclusive owner of the CSP Technology. Any Improvement, Derivative Process, or Process Module developed solely by CSP will be CSP Technology, without affecting Motorola's or others' existing ownership of any Logic Process Technology or other Motorola Technology from which such Improvement, Derivative Process, or Process Module is derived.

      4.2 CSM Technology. CSM is the sole and exclusive owner of the CSM Technology. Any Improvement, Derivative Process, or Process Module developed solely by CSM will be CSM Technology, without affecting Motorola's or others' existing ownership of any Logic Process Technology or other Motorola Technology from which such Improvement, Derivative Process, or Process Module is derived.

      4.3 Motorola Technology. Motorola is the sole and exclusive owner of the Motorola Technology. Any Improvement, Derivative Process, or Process Module developed solely by Motorola will be Motorola Technology, without affecting CSM's or CSP's existing ownership of any CSM Technology, CSP Technology, or Improvements from which such Improvement, Derivative Process, or Process Module is derived.

      4.4 Joint Technology. Any Improvement, Derivative Process, or Process Module developed jointly by CSP, CSM, and/or Motorola will be deemed Joint Technology without affecting Motorola's existing ownership in the Logic Process Technologies or other Motorola Technology or CSM's or CSP's existing ownership of any CSM Technology, CSP Technology, or Improvement from which such Improvement, Derivative Process, or Process Module is derived. CSP, CSM, and Motorola will each have an undivided ownership interest in Joint Technology and any intellectual property obtained thereon to which the particular party contributed. The parties shall cooperate in executing and


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            reviewing any documents and taking any actions necessary to obtain and maintain intellectual property protection of the Joint Technology. In the case of each discovery, improvement, invention, program or code that is Joint Technology, the parties shall determine whether or not to file patent applications or register copyrights in the United States and other countries. IP Expenses for preparing each joint application or registration shall be borne by the party that prepares and files the application or registration. Prior to filing, the non-filing party will be notified and requested to pay its equal pro rata share of all IP Fees and Translation Expenses. In the event that the non-filing party does not notify the requesting party in sixty (60) days in writing that it will pay its equal pro rata share of such IP Fees and Translation Expenses or if one party desires to obtain intellectual property protection for specific Joint Technology (such as filing for patent protection in a certain country) and the other party does not wish to obtain such protection for such Joint Technology, then the party seeking such protection will control and pay the cost of such prosecution, but the filing will still reflect both parties as joint owners. In the event of an enforcement action for Joint Technology depending on intellectual property protection the procurement of which was paid for by only one party, any recovery will first go to reimburse the party for the cost of obtaining such protection. Whenever the parties agree that an infringement action should be brought based on Joint Technology, the parties will jointly direct and share in the cost of bringing such action. In the event one party wishes to pursue an infringement action, and the other party does not, the party bearing the cost will control the action and will be allowed to retain any sums recovered in bringing such action. The other party may, at its option, cooperate in appearing as a plaintiff in such action and in providing information and testimony in support of such action. In connection with such support and testimony, the party bearing the costs of the action will pay out-of-pocket expenses of the other party (e.g., travel expenses), but will not be required to compensate the other party for the time of its employees and other incidental costs (e.g., photo-copying charges).


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


      4.5 No Implied Licenses. This Agreement grants no licenses under any intellectual property except as expressly provided herein.

5.    Licenses

      5.1 Motorola hereby grants to CSP under Motorola Intellectual Property, a *****************************************************************
            license, without the right to sublicense, to:

            (i) practice the methods and processes of the Logic Process Technologies and Motorola Improvements to the Logic Process Technologies,

            (ii) make, use, import, sell, offer for sale, or otherwise dispose of devices manufactured using the Logic Process Technologies, Motorola Improvements to the Logic Process Technologies, Derivative Processes, and Process Modules, and

            (iii) make Improvements to the Logic Process Technologies, Motorola
                  Improvements to the Logic Process Technologies, Process Modules, and Derivative Processes using the Logic Process Technologies.

      5.2 Motorola hereby grants to CSM under Motorola Intellectual Property, a *****************************************************************
            license, without the right to sublicense, to:

            (i) practice the methods and processes of the Logic Process Technologies and Motorola Improvements to the Logic Process Technologies,

            (ii) make, use, import, sell, offer for sale, or otherwise dispose of devices manufactured using the Logic Process Technologies, Motorola Improvements to the Logic Process Technologies, Derivative Processes, and Process Modules, and

            (iii) make Improvements to the Logic Process Technologies, Motorola
                  Improvements to the Logic Process Technologies, Process Modules, and Derivative Processes using the Logic Process Technologies.


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission



      5.3 CSP hereby grants to Motorola under CSP Intellectual Property, a ******************************************************** license, including the right to sublicense, to:

            (i) practice the methods and processes of the Logic Process Technologies and CSP Improvements to the Logic Process Technologies,

            (ii) make, have made, use, import, sell, offer for sale, or otherwise dispose of devices manufactured using the Logic Process Technologies, CSP Improvements to the Logic Process Technologies, Derivative Processes, and Process Modules, and

            (iii) make further Improvements to the Logic Process Technologies and CSP Improvements to the Logic Process Technologies, Process Modules, and Derivative Processes using the Logic Process Technologies and CSP Improvements to the Logic Process Technologies.

      5.4 CSM hereby grants to Motorola under CSM Intellectual Property, a ******************************************************** license, including the right to sublicense, to:

            (i) practice the methods and processes of the Logic Process Technologies and CSM Improvements to the Logic Process Technologies,

            (ii) make, have made, use, import, sell, offer for sale, or otherwise dispose of devices manufactured using the Logic Process Technologies, CSM Improvements to the Logic Process Technologies, Derivative Processes, and Process Modules, and

            (iii) make further Improvements to the Logic Process Technologies and CSM Improvements to the Logic Process Technologies, Process Modules, and Derivative Processes using the Logic Process Technologies and CSM Improvements to the Logic Process Technologies.

      5.5 Prior to ************* with respect to HIP5L and within *********** of the first commercial shipment (regardless of quantity or price) by


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            Motorola of a product manufactured using a particular Logic Process
            Technology other than HIP5L, CSP and CSM may sell unlimited quantities of products manufactured using the particular Logic Process Technology and Improvements thereto ************************
            ********************************************************************
            ********************************************************************
            ********************************************************************
            ********************************************************************
            ********************************************************************
            ********************************************************************
            and other companies expressly approved in writing by Motorola. Prior to ************ with respect to HIP5L and within *********** of the first commercial shipment (regardless of quantity or price) by Motorola of a product manufactured using the particular Logic Process Technology other than HIP5L, CSP and CSM may sell or otherwise dispose of only engineering and prototype sample quantities of products manufactured using the particular Logic Process Technology and Improvements thereto to companies other than those set forth above in this Section 5.5.

      5.6 After ************* with respect to HIP5L and *********** after the first commercial shipment by Motorola of a product manufactured using a particular Logic Process Technology other than HIP5L, CSM and CSP may sell unlimited quantities of products manufactured using the particular Logic Process Technology and improvements thereto to the merchant market.

      5.7 Prior to ************* with respect to HIP5L and within *********** of the first commercial shipment (regardless of quantity or price) by Motorola of a product manufactured using a particular Logic Process Technology other than HIP5L, the rights and licenses set forth in Sections 5.1 and 5.2 above with respect to that particular Logic Process Technology are to be exercised only *****************
            ********************************************************************
            **************************.

            5.7.1 Notwithstanding, CSM may install the particular Logic Process
                  Technology in ******************************* but may produce products manufactured using the particular Logic


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                  Process Technology ********************** with respect to
                  HIP5L and within ************* of the first commercial shipment by Motorola of a product manufactured using the particular Logic Process Technology other than HIP5L only in the event that such single CSP production fab fails to produce products.

            5.7.2 Notwithstanding, in the event that *************************
                  *** is unable to produce sufficient quantities of products manufactured using the particular Logic Process Technology for *********************************************************
                  pursuant to Section 5.5 above, CSM shall be entitled to manufacture products using the particular Logic Process Technology in *********************************************
                  ***********************************************************
                  ***********************************************************
                  ***********************************************************
                  with respect to HIP5L and within ************* of the first commercial shipment by Motorola of a product manufactured using the particular Logic Process Technology other than HIP5L.

            After ************* with respect to HIP5L and ************ after the first commercial shipment (regardless of quantity or price) by Motorola of a product manufactured using a particular Logic Process Technology other than HIP5L, CSM and CSP may transfer the particular Logic Process Technology into **************************************
            ********************************************************************
            ********************************************************************
            ********************************************************************
            ********************************************************************
            ******************* During the term of this Agreement, Motorola will further negotiate in good faith with CSM and CSP to expand such rights and licenses to include ********************************* nor jointly owned as described in this paragraph. After the expiration of this Agreement, Motorola shall, at CSM's or CSP's request, promptly ***************************** granted in Sections 5.1 and
            5.2 of this Agreement, subject to all other surviving clauses of this Agreement, to ***************************. Notwithstanding anything to the contrary herein, Motorola may require that CSM


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            or CSP construct appropriate firewalls pursuant to Section 9.4 of this Agreement to protect Confidential Information and trade secrets of Motorola or others.

      5.8 Prior to July 31, 2002 with respect to HIP5L and within four (4) years of the first commercial shipment by Motorola of a product manufactured using a particular Logic Process Technology other than HIP5L, Motorola agrees that it will not license that particular Logic Process Technology solely for cash or other financial interest. This does not prohibit Motorola from licensing a particular Logic Process Technology for something other than cash or other financial interest, for a combination of cash or other financial interest and something other than cash or other financial interest, or for any other reason whatsoever. Further, this does not prohibit any party not subject to this agreement from licensing a particular Logic Process Technology solely for cash or other financial interest or for any other reason whatsoever.

      5.9 Prior to July 31, 2001 with respect to HIP5L and within three (3) years of the first commercial shipment by Motorola of a product manufactured using a particular Logic Process Technology other than HIP5L, Motorola agrees that it will license no more than one (1) entity, in addition to CSP and CSM, having a principal business of providing foundry semiconductor manufacturing for others to provide products manufactured using that particular Logic Process Technology to the merchant market solely to obtain foundry manufacturing services for Motorola.

            5.9.1 In the event that Motorola licenses such a foundry entity as set forth above, the license agreement will:

                  5.9.1.1 not allow such entity to provide products manufactured using a particular Logic Process Technology to the merchant market until October 31, 2000 with respect to HIP5L and twenty seven (27) months after the first commercial shipment by Motorola of a product manufactured using that particular Logic Process Technology other than HIP5L;


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                  5.9.1.2 provide that the technology transfer for the
                          particular Logic Process Technology begins no earlier than ninety (90) days following the technology transfers set forth in Section 3.1 above;

                  5.9.1.3 not provide for the provision by Motorola to such
                          entity of prototype wafer lots prior to that entity's internal qualification of a particular Logic Process Technology;

                  5.9.1.4 not allow such entity to provide engineering and
                          prototype sample quantities to merchant market customers until July 31, 2000 with respect to HIP5L and two (2) years after the first commercial shipment by Motorola of a product manufactured using a particular Logic Process Technology other than HIP5L; and

                  5.9.1.5 grant such entity, based on the totality of all terms in the agreement and at the reasonable discretion of Motorola, terms no more favorable than those of this Agreement.

      5.10 Notwithstanding Section 5.9 above, Motorola may license any entity having a principal business of providing foundry semiconductor manufacturing for others to provide products manufactured using a particular Logic Process Technology to the merchant market for any reason other than obtaining foundry manufacturing. In the event that Motorola grants a license as provided for in this Section 5.10, and to the extent not legally prohibited, it will inform CSM of such license and reasons why Motorola entered into such license. Motorola, CSM and CSP agree to explore areas for mutual cooperation in the future and to consider consultation with each other for future technology cooperation.

      5.11 Neither CSM nor CSP shall, under any circumstances, manufacture products (except for internal development use) with a Derivative Process during the term of this Agreement without the express written approval of Motorola.


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6.    Limitations on Licenses

      6.1 Notwithstanding anything to the contrary herein, CSM and CSP shall not use the Logic Process Technologies nor any Derivative Process thereof to manufacture X86 Microprocessors or a processor having an AMD proprietary processor architecture for any party other than AMD without the express written permission of Motorola.

      6.2 Notwithstanding anything to the contrary herein, CSM and CSP shall not use the Logic Process Technologies nor any Derivative Process thereof to manufacture Power PC Microprocessors or a processor having a Motorola proprietary processor architecture for any party other than Motorola without the express written permission of Motorola.

      6.3 In the event that CSP or CSM uses the Logic Process Technologies or a Derivative Process thereof to unknowingly manufacture X86 Microprocessors, a processor having an AMD proprietary processor architecture, a Power PC Microprocessor, or a processor having a Motorola proprietary processor architecture, such manufacture shall not be a breach of this Agreement. Notwithstanding, if such unauthorized manufacture occurs, CSP and CSM shall cease such manufacture as soon as reasonably practicable after the discovery of such unauthorized manufacture.

7.    Compensation

      7.1 All payments set forth herein shall be payable in U.S. dollars and payable by wire transfer to the below Motorola account:

                                   CITIBANK NY

                                 ABA # 021000089

                             SPS Account # 38491386

      7.2   Upon execution of this Agreement, CSP shall pay Motorola *********
            ***********************.


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      7.3   In addition to the amount set forth in Section 7.2, CSP shall pay
            Motorola ********************************* prior to the initiation of the Transfer Period for HIP6L and *******************************
            **************** prior to the initiation of the Transfer Period for HIP7L.

      7.4 In addition to the amounts set forth in Sections 7.2 and 7.3, CSP shall pay Motorola ************************************************
            ******************************************* within thirty (30) days after CSP internal qualification of HIP5L, ************************ ************************ within thirty (30) days after CSP internal qualification of HIP6L, and ******************************* within thirty (30) days of CSP internal qualification of HIP7L.

      7.5   HIP5L Royalties

      7.5.1 In addition to the amounts set forth in Sections 7.2, 7.3, and 7.4, CSP shall pay Motorola *********************************************
            **** of the Net Revenue of all products manufactured by CSP using HIP5L or a Derivative Process thereof.

      7.5.2 Once the aggregate royalties paid under Sections 7.5.1 and 7.5.3 of this Agreement total ***********************************************
            *****************, the royalty set forth in Section 7.5.1 shall cease and CSP shall pay Motorola ***********************************
            ************ of the Net Revenue of all products manufactured by CSP using HIP5L or a Derivative Process thereof.

      7.5.3 In addition to the amounts set forth in Sections 7.2, 7.3, and 7.4 payable by CSP, CSM shall pay Motorola **************************** ******************* of the Net Revenue of all products manufactured by CSM using HIP5L or a Derivative Process thereof.

      7.5.4 Once the aggregate royalties paid under Sections 7.5.1 and 7.5.3 of this Agreement total ******************************************
            ****************, the royalty set forth in Section 7.5.3 shall cease and CSM shall pay Motorola *********************************** of the Net Revenue of all products manufactured by CSM using HIP5L or a Derivative Process thereof.


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      7.6   HIP6L Royalties

            7.6.1 In addition to the amounts set forth in Sections 7.2, 7.3,
                  7.4, and 7.5, CSP shall pay Motorola ************************
                  ************ of the Net Revenue of all products manufactured by CSP using HIP6L or a Derivative Process thereof.

            7.6.2 Once the aggregate royalties paid under Sections 7.6.1 and
                  7.6.3 of this Agreement total ***************************
                  *****************, the royalty set forth in Section 7.6.1 shall cease and CSP shall pay Motorola ********************** *********** of the Net Revenue of all products manufactured by CSP using HIP6L or a Derivative Process thereof.

            7.6.3 In addition to the amounts set forth in Sections 7.2, 7.3,
                  7.4, and 7.5 payable by CSP, CSM shall pay Motorola ********* ************************** of the Net Revenue of all products manufactured by CSM using HIP6L or a Derivative Process thereof.

            7.6.4 Once the aggregate royalties paid under Sections 7.6.1 and
                  7.6.3 of this Agreement total ***************************
                  *****************, the royalty set forth in Section 7.6.3 shall cease and CSM shall pay Motorola ********************** ************ of the Net Revenue of all products manufactured by CSM using HIP6L or a Derivative Process thereof.

      7.7   HIP7L Royalties

            7.7.1 In addition to the amounts set forth in Sections 7.2, 7.3,
                  7.4, 7.5, and 7.6, CSP shall pay Motorola ******************
                  ************* of the Net Revenue of all products manufactured by CSP using HIP7L or a Derivative Process thereof.

            7.7.2 Once the aggregate royalties paid under Sections 7.7.1 and
                  7.7.3 of this Agreement total ***************************
                  *****************, the royalty set forth in Section 7.7.1 shall cease and CSP shall pay Motorola ********************** ************ of the Net Revenue of all products manufactured by CSP using HIP7L or a Derivative Process thereof.


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            7.7.3 In addition to the amounts set forth in Sections 7.2, 7.3,
                  7.4, 7.5, and 7.6 payable by CSP, CSM shall pay Motorola ***** *********************************** of the Net Revenue of all
                  products manufactured by CSM using HIP7L or a Derivative Process thereof.

            7.7.4 Once the aggregate royalties paid under Sections 7.7.1 and
                  7.7.3 of this Agreement total ***************************
                  *****************, the royalty set forth in Section 7.7.3 shall cease and CSM shall pay Motorola ********************* ************ of the Net Revenue of all products manufactured by CSM using HIP7L or a Derivative Process thereof.

      7.8 Solely for the purposes of this Agreement, ********** percent of the royalties received under Sections 7.5, 7.6, and 7.7 above and
            Section 7.9 below are in consideration of the licenses granted in
            Section 5 of this Agreement and the amount of *******************
            ****************************************************************
            payable under Section 7.4 above and ******** percent of the royalties received under Sections 7.5, 7.6, and 7.7 above and
            Section 7.9 below are in consideration of the licenses and covenants for the technologies that are the subject of this Agreement granted in the Patent License Agreement entered into between Motorola and CSM on __________.

      7.9 In the event that CSM or CSP develops a Derivative Process of any of the Logic Process Technologies and such Derivative Process includes less than *********************** of the significant process steps set forth in Appendix E as updated for Improvements made to a Logic Process Technology and for each subsequent Logic Process Technology, then the royalties payable to Motorola by CSM and/or CSP for such Derivative Process shall be one half (1/2) of the royalties payable under Sections 7.5, 7.6, and 7.7 above.

      7.10 Royalty Payments and Statements. Within thirty (30) days after the close of each quarter during which Net Revenue was received by CSP or CSM, CSP and/or CSM will pay to Motorola royalty payments in accordance with Sections 7.5, 7.6, and 7.7 above. Each payment will be accompanied by a statement reflecting the


CONFIDENTIAL                                                             Page 20

            Net Revenue received during the quarter and identify the amount of Net Revenue attributable to each Logic Process Technology.

      7.11 Rebate to Motorola. In each quarter during which CSP or CSM manufactures products for Motorola using the Logic Process Technologies or a Derivative Process developed by CSM or CSP, CSP or CSM shall calculate an amount equal to the royalties paid under the appropriate Section 7.5, 7.6, 7.7, or 7.9 above on the gross receipts received by CSM or CSP or the full commercial value realized (as if products were sold on the open market in an arm's length transaction), whichever is greater, from the sale of such products to Motorola in wafer form less any taxes, duties, freight charges, insurance, discounts, credits, commissions, paid to third parties, and returns ("Rebate Amount"). The calculation of the Rebate Amount will be independent of any pricing provisions or agreements contained in this or any other Agreement and such pricing provisions will be independent of the Rebate Amount. CSP or CSM shall credit the Rebate Amount towards Motorola's purchases of any products from CSP or CSM made in the quarter immediately following the quarter for which such Rebate Amount was calculated.

      7.12 Rebate Amount Statements. Within thirty (30) days after the close of each quarter during which a Rebate Amount was calculated by CSP or CSM, CSP and/or CSM will send a statement to Motorola reflecting the Rebate Amount calculated during the quarter and identify the amount of the Rebate Amount attributable to each Logic Process Technology or Derivative Process developed by CSP or CSM. All Rebate Amount statements will be separate from royalty statements sent pursuant to
            Section 7.10 above.

      7.13 CSP and CSM will maintain appropriate books and records necessary to verify the information contained in the royalty and Rebate Amount statements. Motorola may upon reasonable notice and at its expense during normal business hours and not more than once each year have a mutually agreed upon Big 6 certified public accounting firm review CSP's or CSM's ("Audited Party) books and records to verify the information contained in the royalty and Rebate Amount statements. The Auditor shall issue to the Audited Party and Motorola a report of the audit. Such report shall not contain, nor shall the auditor provide to Motorola,


CONFIDENTIAL                                                             Page 21
            any information relating to the identity of customers of the Audited Party, terms of the Audited Party's customer contracts, or any other information which the Audited Party identifies as being of a confidential nature except for information necessary to satisfy the purpose of the audit. If the audit reveals a deficiency in any royalty payment or Rebate Amount credit, the Audited Party will promptly pay the amount of that deficiency. If the audit reveals that payments or credits were made in excess of the amounts due, the Audited Party will be entitled to, at its election, either a prompt refund of the excess payment or a credit towards future royalty obligations. If the audit reveals a deficiency in excess of 10% of the amount of the royalty payments or Rebate Amount credits being audited, the Audited Party will pay the reasonable costs of such audit.

      7.14 Motorola shall bear all taxes imposed on it with respect to the payments and rebates of this Section 7, provided, however, that if so required by applicable law, CSM or CSP shall withhold the amount of taxes levied by the Government of Singapore on payments and rebates to be made by CSM or CSP pursuant to this Agreement, and shall promptly make payment of the withheld amount to the appropriate tax authorities of the Government of Singapore and shall transmit to Motorola official tax receipts or other evidence issued by said appropriate tax authorities in respect to such withheld taxes so paid by CSM or CSP.

8.    Assumption of Risk, Obligations, and Representations

      8.1 Each party understands and acknowledges that except as expressly provided herein, it uses any technology delivered or licensed to it "AS IS."

      8.2 Motorola agrees that in the event of an entity, not a party to this agreement, making a claim or filing suit against CSM or CSP for patent infringement based upon CSM's or CSP's use of the Logic Process Technologies or Improvements thereto made by or implemented by Motorola, Motorola will provide a commercially reasonable amount of technical assistance and legal review and consultation of such claim or suit. At the request of CSP or CSM, Motorola will also inform CSP or CSM whether or not it has "have made" rights from a party making a claim or filing a suit against


CONFIDENTIAL                                                             Page 22

            CSP or CSM for patent infringement. In no event shall this Section
            8.2 be interpreted as a requirement for Motorola to indemnify CSM or CSP nor as a requirement for Motorola to financially contribute to the defense of such claim or suit. The parties hereto expressly disclaim any obligation of indemnity to any other party under this Agreement.

      8.3 Motorola, CSM, and CSP each represent and warrant that they have the authority to enter into this Agreement.

      8.4 Motorola, CSM, and CSP each represent that no technology or information disclosed or to be disclosed under this Agreement was or will be wrongfully obtained due to the misappropriation of a trade secret or infringement of a copyright.

9.    Confidentiality

      9.1 The Receiving Party will for a period of seven (7) years from the date of disclosure (a) not disclose Confidential Information to any third party, (b) restrict dissemination of Confidential Information to only those employees who need to know such Confidential Information, and (c) use the same degree of care as for its own information of like importance, but at least use reasonable care, in safeguarding against disclosure of Confidential Information of the Disclosing Party.

      9.2 It is no party's intent to use the specific information disclosed to it under this Agreement in its own product or technology development, except as expressly authorized or licensed by this Agreement. However, the employees of any party during the term of this Agreement may further develop their general knowledge, skills, and experience in the technical areas to which the Confidential Information relates. The subsequent use by such employees of such general knowledge, skills and experience in the ordinary course of business does not constitute a breach of this Agreement. Further all parties recognize that receipt of Confidential Information under this Agreement shall not create any obligation in any way limiting or restricting the assignment of employees within the Parties.

      9.3 Notwithstanding Section 9.1 above, the parties agree that certain disclosures of Confidential Information to parties not bound by this Agreement (Outside Parties) including but not limited to customers,


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            foundries, subcontractors, and vendors will be necessary. With the written permission of the Disclosing Party, each party hereto may make disclosures of the others' Confidential Information provided that a confidentiality agreement having terms substantially similar to those in Appendix D is entered into between the Outside Party and the disclosing party.

      9.4 Notwithstanding anything to the contrary in this Agreement, CSM and CSP will construct a firewall between each of them and any joint projects between CSM or CSP and parties not subject to this Agreement including Lucent and CSM's joint venture fab with Lucent. This firewall shall protect the Technical Confidential Information provided or disclosed by Motorola to CSM or CSP from disclosure to individuals working on or who will be working on such joint projects or in such joint venture fab. Such firewall shall include CSM and CSP not assigning employees having knowledge of such Technical Confidential Information provided or disclosed by Motorola to work on such joint projects or in such joint venture fab for a period of ******************** from the end of the period such employees were exposed to Technical Confidential Information. For the purposes of this Section 9.4, "Technical Confidential Information" shall mean Confidential Information of a technical nature including but not limited to process recipes, detailed sequences of steps in a factory control system regarding the manufacture of products, specific equipment configurations unique to the Logic Process Technologies. "Technical Confidential Information" shall not include information of business, marketing, commercial, or financial nature and any information which is authorized for disclosure pursuant to Sections
            2.1.1 or 9.3 of this Agreement.

10.   Term and Termination

      10.1 Term. This Agreement will commence on the Effective Date and terminate two (2) years after the first commercial shipment (regardless of quantity or price) by Motorola of a product manufactured using HIP7L unless terminated earlier in accordance with this Section 10 or Sections 2.1 and 11.

      10.2  Termination for Cause by Either Party. For the purposes of this
            Section 10.2, CSM and CSP jointly shall be considered a single party. Either party will have the right to terminate this Agreement at any time if:


CONFIDENTIAL                                                             Page 24

            (a) The other party is in material breach of any warranty, term, condition or covenant of this Agreement and fails to cure that breach within sixty (60) days after receiving written notice of that breach and the other party's intention to terminate;

            (b) The other party (i) becomes insolvent; (ii) admits in writing its insolvency or inability to pay its debts or perform its obligations as they mature; or (iii) becomes the subject of any voluntary or involuntary proceeding in bankruptcy, liquidation, dissolution, receivership, attachment or composition or general assignment for the benefit of creditors; provided that if such condition is assumed involuntarily it has not been dismissed with prejudice within thirty (30) days after it begins.

      10.3 Effect of Termination. Upon any termination of this Agreement, each party will be released from all obligations and liabilities to the other occurring or arising after the date of such termination, except that the following will survive any termination of this
            Agreement: (a) the provisions of Sections 1, 4, 6, 8, 9, 10, 11, 12, 13, and 14; (b) the provisions of Sections 2.1.1, and 5.1-5.10 with respect to any technology developed and transferred prior to termination; (c) any royalty obligation associated with any surviving licenses, including those contained in Section 7; and (d) any liability arising from any breach of this Agreement. Neither party will be liable to the other for damages of any sort solely as a result of terminating this Agreement in accordance with its terms. Termination of this Agreement will be without prejudice to any other right or remedy of either party.

11.   Change of Control

      11.1 In the event of a Change of Control of a party to this Agreement, the following will occur:

            (a) the Non-Acquired Party will have the right to terminate the Agreement;

            (b) the Acquired Party may assign to the Acquiring Party the rights and licenses granted to it under Sections 5.1, 5.2, 5.3, and/or 5.4 under the Intellectual Property of the Non-Acquired Party but only with respect to the particular Logic Process Technologies and


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

                  Improvements thereto that are in use by the Acquired Party at the time of the Change of Control;

            (c) In the event that CSP or CSM are the Acquired Party, Motorola shall have no obligation to license any Logic Process Technologies other than those that were transferred as of the time of the Change of Control;

            (d) the Non-Acquired Party will negotiate in good faith with the Acquiring Party for any additional rights sought by the Acquiring Party; and

12. Right to Develop Independently. Nothing in this Agreement will impair any party's right to acquire, use, license, develop, manufacture or distribute for itself, jointly develop with others, or have others develop, manufacture or distribute for it, technology other than the technology being developed and/or licensed under this Agreement.

13. Disclaimer of Consequential, Etc. Damages. IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANOTHER OR ANY OTHER PERSON FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR DAMAGES TO THE OTHER PARTY'S BUSINESS REPUTATION HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, WHETHER OR NOT THE FIRST PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY.

14.   General

      14.1 Relief from Obligations. No party will be deemed in default of this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, shortages of material or supplies or any other cause beyond the control of such party ("Force Majeure"), provided that such party gives the other parties written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof and uses good faith efforts to so perform or cure. In the event of such a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure but not in excess


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

            of one hundred eighty (180) days. If the party seeking to be excused from performance of a substantial obligation cannot recover from the Force Majeure situation and resume satisfactory performance within one hundred eighty (180) days, of commencement of the Force Majeure situation, any other party may at its option, immediately terminate this Agreement.

      14.2 Relationship of Parties. No party nor their employees, consultants, contractors or agents are agents, employees or joint venturers of the other parties, nor do they have any authority whatsoever to bind the other parties by contract or otherwise. They will not represent to the contrary, either expressly, implicitly, by appearance or otherwise.

            14.2.1 Personnel. When present on the site of the other parties, employees of the parties shall comply with all the rules applicable to contractor personnel resident at or visiting the premises of the party controlling the premises. Each party shall provide to the other a set of documents setting forth all such rules applicable to the contractor personnel resident at or visiting their facilities. Any waiver of this obligation must be agreed upon by both parties and must be in writing. Each party must sign an appropriate written resident contractor agreement, make employees aware of the requirement, and ensure compliance.

            14.2.2 Employee Selection. Each party shall be responsible for the selection and screening of its employees who will be assigned to work under this Agreement. Each party shall be responsible for the acts of its employees, and agrees to indemnify, defend, and hold the other party, its officers, agents, and employees, harmless from and against any and all claims, costs, attorney fees, fines, or similar expenses of whatsoever kind or character, including specifically, but not limited to, those resulting from injury or death to persons or damage to property, to the extent due to any fault or negligence of the indemnifying party and/or any officer, employee, or agent acting on the indemnifying party's behalf.

            14.2.3 Solicitation of Employees. To the extent permitted by law, during the term of this Agreement each party agrees neither to solicit directly for employment purposes the employees of the


CONFIDENTIAL                                                             Page 27
                   other party performing services under this Agreement, nor knowingly to solicit such employees via solicitations calling for knowledge and experience predominantly weighted to the subject matter of this Agreement (although this shall not forbid indirect solicitations for employees having the general knowledge necessary for such subject matter). No party shall make any payment or gift of any value to any employee of another party without the employing party's prior concurrence. No party shall make any representation that might cause an employee assigned by one party to believe that an employment relationship exists between such employee and the other party.

            14.2.4 Work Place Safety. The work place safety of employees under this Agreement shall be the sole and full responsibility of the assigning party. If either party should become aware of the existence of any hazardous conditions, property, or equipment which are under the control of another party it shall so advise that party; however, it shall remain the first party's responsibility to take all reasonable precautions against injury to persons or damage to property from such hazards, property, or equipment until corrected by the correcting party. Each party agrees to comply with the applicable federal and state safety and health laws and regulations, any applicable municipal ordinances, and applicable facility safety rules of which the party has notice, regarding the employees it assigns under this Agreement.

      14.3 Employment Taxes and Benefits. It is understood and agreed that nothing in this Agreement is intended to, nor will it result in, an employee of a party becoming an employee of another party or becoming a joint employee of more than one party. Each party remains solely responsible for the payment of all withholding taxes, social security, unemployment insurance, workers' compensation insurance, disability insurance or similar items, including interest and penalties thereon, with respect to its employees. Each party will provide notice to all employees participating in any activity under this Agreement that they will not by virtue of participating in the activity, working at another party's facility, interacting with the management of another party, or otherwise performing services in accordance with this Agreement become an employee of another party.


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

      14.4 Assignment. The rights and liabilities of the parties under this Agreement will bind and inure to the benefit of the parties' respective successors, executors and administrators, as the case may be; provided that neither party may assign or delegate its obligations under this Agreement, either in whole or in part, except as set forth in Section 11 or to a subsidiary or affiliate of that party, without the written consent of all other parties. Any attempted assignment or delegation without such consent will be voidable at the option of the non-assigning party.

      14.5 Notices. All notices, reports, requests, acceptances and other communications required or permitted under this Agreement will be in writing. They will be deemed given

            (a)   When delivered personally,

            (b)   When sent by confirmed facsimile,

            (c) One day after having been sent by commercial overnight carrier with written verification of receipt, or

            (d) Five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or upon actual receipt thereof, whichever first occurs.

All communications will be sent to the receiving party's address as set forth below or to such other address that the receiving party may have provided for purpose of notice as provided in this Section.

    Chartered Silicon Partners Pte Ltd      Chartered Semiconductor
                                               Manufacturing Ltd

    General Manager                         Legal Department

    60 Woodlands Industrial Park D          60 Woodlands Industrial Park D

    Street 2                                Street 2

    Singapore 738406                        Singapore 738406

    Facsimile: (65)3603779                  Facsimile: (65)3622909


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


                      Vice President and Associate General

                       Counsel for Patents, Trademarks and

                                    Licensing

                                 Motorola, Inc.

                            1303 East Algonquin Road

                              Schaumburg, IL 60196

                            Facsimile: (847)576-3750

      14.6  Disputes

            (a) Dispute Resolution. In the event of a dispute between the parties, the issue will first be escalated to CSM's Vice President of Technology, CSP's General Manager, and Motorola's Vice President of Strategic Management and Planning for attempted resolution. If these individuals cannot resolve the dispute within two (2) weeks of notice, the issue will be escalated to the President of Motorola's Semiconductor Product Sector and the President of CSM who will have two (2) weeks to resolve the issue.

            Each party may initiate dispute resolution by notice to the other parties. Such notice will be without prejudice to the invoking party's rights to any other remedy permitted hereunder. The parties will use commercially reasonable efforts to arrange meetings or telephone conferences, as needed at mutually convenient times and places, to facilitate negotiations between the parties.

            In the event that the parties fail or are unable to resolve a dispute between them after exhausting the escalation process set forth above, then any party may declare that a deadlock exists.

            In the event of a deadlock after undertaking the forgoing steps to resolve the dispute in good faith, the parties shall attempt to resolve the dispute through mediation prior to instituting litigation or other adversary proceeding. Notwithstanding the previous sentence, no disputes pertaining to the intellectual property (including patents) of any party shall be subject to mediation.

            (b) Mediation: A party shall initiate a mediation by serving written notice on the other parties by facsimile and overnight mail. The parties may select any mediator mutually agreeable to them. If the parties cannot agree on a mediator within fifteen (15) days, they will, within five


CONFIDENTIAL                                                             Page 30

            (5) days thereafter submit a joint request for mediation to the New York, New York office of the American Arbitration Association ("AAA") and request the AAA to select an appropriate mediator with experience in resolving financial and commercial disputes.

            The mediation session shall occur within thirty (30) days of the selection of the mediator unless the parties mutually agree to extend this time, and shall be scheduled for not less than one day. Each party agrees to send a representative with full settlement authority to the mediation. The mediation shall be in the English language and shall be conducted exclusively in New York, New York, unless otherwise agreed by the parties. The parties agree to hold the content of the mediation in confidence and further agree that the mediator is disqualified as a litigation witness for any party to the mediation. The parties further agree that the mediation shall be considered to be a form of settlement negotiations, the content of which shall not be admissible as evidence of liability in any judicial proceeding. Each party shall bear its own expenses and an equal share of the expenses of the mediator and, where applicable, the AAA. Except as provided in Subsection (e) below, if the party who ultimately prevails in any litigation institutes a court action or other adversary proceeding without first attempting mediation as required hereby, SUCH PREVAILING PARTY SHALL NOT BE ENTITLED TO ATTORNEYS' FEES OR COSTS THAT MIGHT OTHERWISE BE AVAILABLE TO IT UNDER THIS CONTRACT OR IN COURT ACTION.

            (c) Litigation: In the event a dispute is not resolved by such mediation, the parties shall have the right to initiate a suit, action or other adversary proceeding before the appropriate court exclusively within the jurisdiction of the state and federal courts in the state of New York. In the event of such suit, action or other adversary proceeding, the Parties hereto (a) submit to the exclusive personal jurisdiction of the federal and state courts in the State of New York and (b) expressly waive any right they may have to a jury trial and agree that any such proceeding shall be tried by a judge without a jury. All defenses based on passage of time shall be tolled pending mediation, unless otherwise prohibited by law.

            (d) Applicable Law: This Agreement shall be governed by, construed, enforced and interpreted in accordance with the internal substantive laws of the State of New York applicable to agreements to be made and to be performed solely within such State, without giving effect to any conflicts or choice of laws principles which otherwise might be


CONFIDENTIAL                                                             Page 31
            applicable and excluding the United Nations Convention on Contracts for the Sale of Goods.

            (e) Interim Relief: Nothing in this Section 14.6 shall be construed to preclude any party from seeking injunctive or other provisional relief in order to protect its rights pending mediation, provided however that such relief may only be sought within the appropriate judicial forum as provided in Subsection (c) above. In the event a party seeks interim relief without first attempting mediation, such party shall not forfeit its entitlement to legal fees and costs that would otherwise be available to it only if such party initiates mediation within fifteen (15) days after initiating the action seeking interim relief. A request to a court for interim relief shall not be deemed a waiver of the obligation to mediate.

            (f) Legal Fees and Costs: Except as otherwise provided herein, the substantially prevailing party in any proceeding brought by one party against another shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for the expenses reasonably incurred by it in such proceeding, including but not limited to court costs, reasonable attorneys' fees, expenses of expert witnesses, costs of appeal, and any other reasonable out-of-pocket expenses. For the purposes of this Subsection (f), the "substantially prevailing party" means the party whose final settlement offer (or other monetary position or claim) prior to the completion of the mediation contemplated by this Section 14.6 is closest to the judgment awarded by the court, regardless of whether such judgment is entered in favor or against such party, or who obtains substantially all of the relief sought by it, all as determined by the court having jurisdiction over the proceeding. Such a prevailing party would include, but is not limited to, a party who offers to dismiss a proceeding upon the other party's payment of the sums allegedly due or performance of the covenants allegedly breached.

      14.7 Compliance With Laws. Each party will comply with all applicable laws and regulations governing their activities under this Agreement, including but not limited to the export control laws and regulations of the United States, with respect to any Confidential Information and technical data licensed, delivered, or to which a party is provided access under this Agreement. Any party hereto may request the other parties hereto to sign written assurances and other export-related documents as may be required for the requesting party to comply with any applicable export regulations.


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

      14.8 Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, the remaining provisions of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties. The parties further agree to replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such invalid and enforceable provisions.

      14.9 Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous understandings and agreements, whether written or oral, with respect to such subject matter.

      14.10 Amendments, Modifications and Waivers. No delay or failure by any party to exercise or enforce at any time any right or provision of this Agreement will be considered a waiver thereof or of such party's right thereafter to exercise or enforce each and every right and provision of this Agreement. No single waiver will constitute a continuing or subsequent waiver. No waiver, modification or amendment of any provision of this Agreement will be effective unless it is in writing and signed by the parties, but it need not be supported by consideration.

      14.11 Headings and References. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which are incorporated herein by this reference.

      14.12 Independent Action. The parties affirm that their respective marketing policies or activities, or pricing information, relative to the subject matter of this agreement shall not be discussed or exchanged between them.

      14.13 Publicity. Nothing contained in this Agreement shall be construed as conferring any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of any party to this Agreement (including any contraction, abbreviation, or simulation of any of the forgoing) and each party hereto agrees not to


CONFIDENTIAL                                                             Page 33
            disclose to others the terms and conditions of this Agreement, except as may be required by law or governmental regulation, without the express written consent of the other parties.

      14.14 Construction. This Agreement has been negotiated by the parties and their respective counsel. This Agreement will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either party. Any ambiguity will not be interpreted against the drafting party.


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

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.


Chartered Silicon Partners Pte Ltd

/s/ Dick Chang
-----------------------------------------
Dick Chang
-----------------------------------------
G.M. Hewlett-Packard ICBD
-----------------------------------------


Chartered Semiconductor Manufacturing Ltd

/s/ Barry Waite
-----------------------------------------
Barry Waite
-----------------------------------------
President and CEO
-----------------------------------------


Motorola, Inc.

/s/ Hector Ruiz
-----------------------------------------
Hector Ruiz
-----------------------------------------
Executive Vice President
-----------------------------------------


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission



                                   APPENDIX A1

                           LOGIC PROCESS TECHNOLOGIES


                                HiP5L Description


                                      ****


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
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                                      ****


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
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                are filed separately with the Securities and Exchange Commission



                                   APPENDIX A2

                                          HIP5L      HIP6L
Leff                                       ****       ****
Vdd                                        ****       ****
No. of metal layers                        ****       ****
No. of masking layers                      ****       ****     (includes ****)
I/O option                                 ****       ****
No. of masking layers(DGO)                 ****       ****     (* additional masks for Dual *****************)

Drawn dimensions:

Active Pitch                               ****       ****
Poly Pitch                                 ****       ****
        Poly Line (over active)            ****       ****
        Poly Space (over active)           ****       ****
        Poly Line (over field)             ****       ****
        Poly Space (over field)            ****       ****
Contact width; length                      ****       ****
Contact Pitch                              ****       ****
Metal 1 Pitch                              ****       ****
Metal 2-5 Pitch                            ****       ****
Metal 6 Pitch                              ****       ****


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
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                are filed separately with the Securities and Exchange Commission



Transistor performance:
Ring Oscillator Speed                      ****       ****
P channel (nominal)
     Idsat                                 ****       ****
     Vt                                    ****       ****
     Ioff                                  ****       ****
N Channel (nominal)
     Idsat                                 ****       ****
     Vt                                    ****       ****
     Ioff                                  ****       ****

DGO P channel (poly nominal
  length = *******)
     Leff                                  ****       ****
     Idsat                                 ****       ****
     Vt                                    ****       ****
DGO N channel (poly nominal
  length = ******)
     Leff                                  ****       ****
     Idsat                                 ****       ****
     Vt                                    ****       ****


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
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                                   APPENDIX B

                          INFORMATION TRANSFER SCHEDULE

                           AVAILABILITY OF                                                  COMPLETION
                           DESIGN RULES,                                START OF            OF PROCESS         END OF ******
                           EQUIPMENT SET          MOTOROLA'S            PROCESS             TRANSFER           PROHIBITION
PROCESS                    LIST AND PROCESS       XC PRODUCT            TRANSFER            (I.E. XC           AGAINST SALE TO
GENERATION       "FCS"     FLOWS TO CSM/CSP       QUALIFICATION         TO CSP              QUAL AT CSP)       MERCHANT MARKET
HIP 5             ****           ****                 ****                 ****                ****                 ****

HIP 6             ****           ****                 ****                 ****                ****                 ****

HIP 7             ****           ****                 ****                 ****                ****                 ****


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


                                   APPENDIX C

                    TECHNOLOGY TRANSFER AND ASSOCIATED TERMS

               TRANSFER INFORMATION (per generation of technology)

1.    General Provisions

-     All information in English

-     Transfer from Manufacturing Site

-     8" Transfer

-     Written Information provided "as is" when transferred

- Additional Support beyond what is provided for herein would have to be negotiated and made part of a separate agreement.

-     Transfer based on "Exact Copy" methodology

-     Motorola to provide single point contact responsible for transfer

- All transfer activity to be coordinated through this contact. Transfer experts will conduct the transfer and will be coordinated by the Transfer Manager.

-     CSM "Knowledge Experts" responsible for information transfer to CSM

- Motorola will transfer process specific knowledge needed to run the technology. Generic semiconductor information will be the responsibility of CSM/CSP. Example 1: Generic mask manufacturing ability (including phase shift expertise) responsibility of CSM/CSP. Any process specific


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

      requirements will be transferred. Example 2: Tool Specification and Process Recipe detail for technology provided. CSM/CSP must have knowledge to install and start up tools, install and run recipes, analyze results, etc. Overall, CSM/CSP must staff the transfer with semiconductor experts to comprehend transferred info and then successfully communicate information to rest of CSM team using the transfer opportunities provided.

2.    Meetings

-     Management Overview - Generic Review of Technology

           15 people        1 day

-     Expert Meeting - Integration, modules, processes, key topics

           15 people        2 days        2 sessions

-     Technology Away Team

            9 people        In factory (4 weeks)

-     Technology Short Stays

           12 people        In factory (10 days)

- Short stays set up on "as needed" basis to address key process or integration areas that need more time. Intent is "120 man days" available but intended to be accomplished in <2 week duration. Motorola will work w/ CSM/CSP to tailor stay to meet needs.

-     CSM Factory Startup

          1-3 Motorolans    1-2 weeks


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

- (CSM has requested additional visit with Motorolan's travelling to Singapore.

This to be negotiated as needed. Additional cost for engineering time and travel expense will be incurred (details to be negotiated).)

-     CSM Qual Review

          1-3 Motorolans

- Skill set of Motorolans attending to be determined jointly based on where "expertise" could best be applied based on results. Meeting could be in Singapore if requested (travel expense paid by CSM/CSP)

3.    Telephone Support

          60 hours

Coordinated through Transfer Coordinator.

4.    Quarterly Review -

           6 reviews

- Comprised of Motorola Technology Manager and CSM/CSP counterpart and other key individuals based on agenda needs. As part of quarterly review, Process Improvements and Changes will be reviewed that are Process Specific.


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


5.    Documents

      1.    Design Manual

      2.    Process Recipes

      3.    Module Cross Section SEMS

      4.    Equipment list and Specifications

      5.    Facilities list and specifications pertaining to process

      6.    Test Vehicle Layout

      7.    Test vehicle qual and parametric data

      8.    Chemical and materials specifications pertaining to Process

      9.    Electromigration structure, test methodology and results

      10.   Test Vehicle reticle tape

      11.   Test Vehicle Probe Program

      12.   Process Specific mask generation information

6.    Wafers

Metrology Standards (with data)

      **    Flat Film


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
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                are filed separately with the Securities and Exchange Commission


      **    CD and Etch Standards

Flat Film Wafers                    **

Patterned Film Wafers (topology)    ***

Module Wafers (<** short flows)     ***

Full Flow Wafers                    **

** lot processed through complete process. Poly CD matrix available at additional cost (engineering time/equipment and material cost).

Flying Start Wafers                **

-     Wafer matrix to be jointly agreed upon.


CONFIDENTIAL                                                             Page 45

                                   APPENDIX D

                        FORM OF CONFIDENTIALITY AGREEMENT

                            CONFIDENTIALITY AGREEMENT


--------------------------------------------------------------------------------

In order to protect certain confidential information which may be disclosed by the Disclosing Party, with offices at __________________________________ to
Recipient, with offices at __________________________, Disclosing Party and Recipient agree that:

1. The Disclosing Party representative responsible for disclosing the confidential information is:_____________________________________________
________________________________________________________________________.


2. The Confidential Information (hereinafter Confidential Information) to be disclosed under this Agreement is described as: ____________________________
_______________________________________________________________________________
_______________________________________________________________________________
________________________________________________________________________.

3. Recipient shall use the Confidential Information only for the purpose of:
EVALUATION.

4. This Agreement controls only Confidential information which is disclosed for a period of ______ YEARS from the date on which the last party executes this Agreement as shown below.

5. Recipient's duty to protect the Confidential Information under this agreement shall be for seven (7) years from the end of the period set forth in Section 4 above.

6. Recipient shall protect the disclosed Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination or publication of the Confidential Information as the Recipient uses to protect its own confidential information of a like nature. Recipient shall not disclose any Confidential Information disclosed hereunder to any third party and shall limit disclosure of information to only those of its employees with a need to know.


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

7. Recipient shall have a duty to protect only Confidential Information which is
(a) disclosed by Disclosing Party in writing and is marked as confidential at the time of disclosure, or which is (b) disclosed by Disclosing Party in any manner, is identified as confidential at the time of disclosure and is also summarized and designated as confidential in a written memorandum delivered to the Recipient within thirty (30) days of the disclosure.

8. This Agreement imposes no obligation upon Recipient with respect to Confidential Information which (a) was in the Recipient's possession on or before the receipt from Disclosing Party; (b) is or becomes a matter of public knowledge through no fault of the Recipient; (c) is rightfully received by the Recipient from a third party without a duty of confidentiality; (d) is independently developed by the Recipient; (e) is disclosed by the Disclosing Party without a duty of confidentiality; or (f) is disclosed pursuant to a valid order of a court or authorized government agency provided that Recipient has given Disclosing Party an opportunity to defend, limit or protect such disclosure.

9. All confidential information shall remain the property of Disclosing Party or ________ (CSP, CSM, or Motorola), as applicable, and shall be returned, with all copies that have been made, upon written request of Disclosing Party or ____________(CSP, CSM, or Motorola), respectively, with the exception of one copy which may be kept by the Recipient for archival purposes.

10. Disclosing Party warrants that it has the right to make the disclosure of the Confidential Information contemplated by this Agreement. Recipient does not acquire any intellectual property rights under this Agreement except the limited right to use and copy the Confidential Information set out in paragraph 3 above.

11. Neither party has an obligation under this Agreement to purchase any service or item from the other party.

12. Neither party has an obligation under this Agreement to offer for sale products using or incorporating the Confidential Information.

13. Recipient shall adhere to all applicable export regulations and shall not export or re-export or release the technology, software, or any source code to a national of a country prohibited to receive such technology or export to any country the direct product of such technology, if such foreign produced direct product is subject to applicable national security controls unless properly authorized. These export requirements shall survive any termination of this Agreement.

14. The parties do not intend that any agency or partnership relationship be created between them by this Agreement.


CONFIDENTIAL                                                             Page 47

15. All additions or modifications to this Agreement must be made in writing and must be signed by both parties.

16. In the event of a breach by Recipient of the terms of this Agreement related to __________(CSM's, CSP's or Motorola's) Confidential Information______(CSM, CSP, or Motorola) will be a third party beneficiary of any claims Disclosing Party has against Recipient for such breach.

17. This Agreement is made under and shall be construed according to the laws of Singapore.

DISCLOSING PARTY                         RECIPIENT

By:                                      By:
      -----------------------------             --------------------------------
Name:                                    Name:
      -----------------------------             --------------------------------
Title:                                   Title:
      -----------------------------             --------------------------------
Date:                                    Date:
      -----------------------------             --------------------------------


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission



                                   APPENDIX E

                            SIGNIFICANT PROCESS STEPS


                         HiP5L Significant Process Steps

                            (Steps Denoted by Number)



                                      ****


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
REDACTED        CONFIDENTIAL TREATMENT REQUESTED
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                                      ****


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
REDACTED        CONFIDENTIAL TREATMENT REQUESTED
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                are filed separately with the Securities and Exchange Commission




                                      ****


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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
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                are filed separately with the Securities and Exchange Commission




                                      ****


CONFIDENTIAL                                                             Page 52

                                   APPENDIX F

                    INFORMATION FOR RELEASE TO THIRD PARTIES

1.    Design Information-Per Design Manual

      1.1   Design Rules

      1.2   Layout Description

      1.3   ESD, Latch-up, Pad Rules

      1.4   DRC, ERC, LVS, LPE, but only if created by CSP or CSM

2.    Electrical Targets Information-Per Design Manual

      2.1   RAM Cell Transistor

      2.2   MOS Transistors

      2.3   Other Devices (Bipolar Devices, Diode, Resistor, Capacitor)

      2.4   Parasitic Resistor and Capacitor

      2.5   SPICE Models, but only if extracted by CSP or CSM

3.    Process Information-Per Design Manual

      3.1   Simple Process Flow

      3.2   Electrical Test Specification

4.    Mask Generation-Per Specific Mask Generation Information

      4.1   Mask Specification


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

      4.2   Bias Table

      4.3   Mask Layer Generation Equation-Per Design Manual

      4.4   Dummy Pattern Algorithm and OPC Procedures


                             RIDER F (TO APPENDIX F)
          INFORMATION FOR RELEASE ONLY TO ST ASSEMBLY TEST SERVICES LTD

        S/N           DESCRIPTIONS
        ---           ------------
         1            Xfer vehicle Program files
        1-1           Main program file for Pre DS
        1-2           Socket file
        1-3           All micro pattern files
        1-4           Insert to pattern file(SDEF File)
        1-5           Probe area file
        1-6           Scramble file

         2            Device Test & Design Documentations
        2-1           Wafer Test Spec
        2-2           Wafer Test Pattern Description
        2-3           Wafer Test Timing Diagram
        2-4           Wafer Test Flow
        2-5           Test Commands description
        2-6           IPL mode description


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

         3            Probe Card document
        3-1           Pads size
        3-2           Pad to Pad pitch size
        3-3           Pad x,y coordinates table

         4            Final Test
        4-1           Final Test program
        4-2           Final Test Spec
        4-3           Product Test Flow
        4-4           Test board pin connection
        4-5           Test board load circuit
        4-6           Device data Sheet
        4-7           Bonding diagram

         5            Burn-In Test
        5-1           Product level Burn-In criteria
        5-2           Burn-In mode Sequence
        5-3           Burn-In Cycle
        5-4           Burn-in Testing Waveform
        5-5           Burn-In Board Waveform
        5-6           HIFIX wiring,socket file,tray drawing


CONFIDENTIAL                                                             Page 55